Exhibit 10.1

JOINDER AND SIXTEENTH AMENDMENT TO LOAN DOCUMENTS

BUILD-A-BEAR CARD SERVICES, LLC (“New Borrower”), BUILD-A-BEAR WORKSHOP, INC. (“BABWI”), successor by merger to BUILD-A-BEAR WORKSHOP, LLC, BUILD-A-BEAR WORKSHOP FRANCHISE HOLDINGS, INC. (“BABWF”), BUILD-A-BEAR ENTERTAINMENT, LLC (“BABE”), BUILD-A-BEAR RETAIL MANAGEMENT, INC. (“BABRM”), jointly and severally (individually and collectively, the "Borrower"), and U.S. BANK NATIONAL ASSOCIATION ("Lender"), hereby agree as follows effective as of April 25, 2016 (the "Effective Date"):

1.	Recitals.

1.1

Lender and Build-A-Bear Workshop, LLC entered into a Loan Agreement and related loan and security documents dated as of March 1, 2000 pursuant to which the Lender extended a revolving credit facility to the Borrower (the “Loan”).

1.2

Lender, Build-A-Bear Workshop, LLC and BABWI entered into an assumption and amendment agreement dated as of April 3, 2000, whereby BABWI assumed all of the obligations of its predecessor in interest, Build-A-Bear Workshop, LLC.

1.3

Lender and Borrower amended the terms of the Loan by the First Amended and Restated Loan Agreement and related loan and security documents dated as of June 1, 2001 (the “First Amended Loan Agreement”).

1.4

Lender and Borrower amended and restated the First Amended Loan Agreement by the Second Amended and Restated Loan Agreement dated as of February 13, 2002 (the “Second Amended Loan Agreement”) and Borrower delivered to Lender in connection therewith the First Amended and Restated Revolving Credit Note and the First Amended and Restated Security Agreement.

1.5

Lender and Borrower amended the Second Amended Loan Agreement and related Loan Documents pursuant to the First Amendment to Loan Documents effective as of May 30, 2003 to add additional borrowers to the Loan Documents, to revise certain financial covenants in the Loan Documents, and to add Build-A-Bear Workshop Canada, Ltd. (“Bear Canada”) as a guarantor of the obligations under the Loan Documents.

1.6

Lender and Borrower amended the Second Amended Loan Agreement and related Loan Documents pursuant to the Second Amendment to Loan Documents effective as of December 31, 2003 to add an additional borrower to the Loan Documents.

1.7

Lender and Borrower amended the Second Amended Loan Agreement and related Loan Documents pursuant to the Third Amendment to Loan Documents effective as of May 31, 2004 to extend the Maturity Date and to change certain other terms and covenants in the Loan Documents.

1.8

Lender and Borrower amended the Second Amended Loan Agreement and related Loan Documents pursuant to the Fourth Amendment to Loan Documents effective as of September 28, 2004 to correct the name of Bear Canada.

1.9

Lender and Borrower amended and restated the Second Amended Loan Agreement by the Third Amended and Restated Loan Agreement dated as of May 31, 2005 (the “Third Amended Loan Agreement”) and Borrower delivered to Lender in connection therewith the Second Amended and Restated Revolving Credit Note.

1.10

Lender and Borrower amended the Third Amended Loan Agreement and related Loan Documents pursuant to the Fifth Amendment to Loan Documents effective as of June 30, 2006 to add Build-A-Bear Workshop UK Holdings, Ltd. (“Bear UK”) as a Borrower and to change certain other terms and covenants in the Loan Documents and Borrower delivered to Lender in connection therewith the Third Amended and Restated Revolving Credit Note.

1.11	Lender and Borrower amended the Third Amended Loan Agreement and related Loan Documents pursuant to the Sixth Amendment to Loan Documents effective as of June 19, 2007 to extend the Maturity Date.

1.12

Lender and Borrower amended and restated the Third Amended Loan Agreement by the Fourth Amended and Restated Loan Agreement dated as of August 11, 2008 (the “Fourth Amended Loan Agreement”) and Borrower delivered to Lender in connection therewith the Fourth Amended and Restated Revolving Credit Note (the “Fourth Amended Revolving Note”).

1.13

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Seventh Amendment to Loan Documents effective as of October 28, 2009 to extend the Maturity Date, to adjust the rate of interest, and to modify certain covenants.

1.14

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Eighth Amendment to Loan Documents effective as of December 31, 2010 to extend the Maturity Date, to adjust the rate of interest, and to modify certain covenants.

1.15

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Ninth Amendment to Loan Documents effective as of December 30, 2011 to extend the Maturity Date, and to modify certain covenants.

1.16

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Tenth Amendment to Loan Documents effective as of June 30, 2012 to modify the Tangible Net Worth Covenant.

1.17

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Eleventh Amendment to Loan Documents effective as of December 21, 2012 to reduce the Total Facility, to extend the Maturity Date, and to modify certain other terms of the Loan Documents.

1.18

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Twelfth Amendment to Loan Documents effective as of February 13, 2013 to modify the Fixed Charge Coverage Ratio covenant.

1.19

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Thirteenth Amendment to Loan Documents effective as of April 30, 2013 to modify the Fixed Charge Coverage Ratio and Tangible Net Worth covenants.

1.20

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Fourteenth Amendment to Loan Documents effective as of January 22, 2014 to extend the Maturity Date and to modify the Fixed Charge Coverage Ratio covenant.

1.21

Lender and Borrower amended the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to the Fifteenth Amendment to Loan Documents effective as of December 31, 2014 to extend the Maturity Date.

1.22

Lender and Borrower intend to amend the Fourth Amended Loan Agreement, the Fourth Amended Revolving Note, and the related Loan Documents pursuant to this Joinder and Sixteenth Amendment to Loan Documents (this “Amendment”) to (i) consent to the formation of New Borrower as a Subsidiary of BABWI, (ii) join New Borrower to the Loan Documents, (iii) consent to the formation of Build-A-Bear Workshop Denmark ApS (“Bear Denmark”) as a Subsidiary of Borrower, (iv) consent to the formation of a Build-A-Bear Trading (Shanghai) Co., Ltd (“Bear China”) as a Subsidiary of Borrower, (v) extend the Maturity Date, and (vi) increase the Investments covenant in the Fourth Amended Loan Agreement.

1.23	Capitalized terms used herein and not otherwise defined will have the meanings given such terms in the Fourth Amended Loan Agreement or, if not defined therein, in the Fourth Amended Revolving Note.

2.	Joinder.

2.1

All references in the Loan Documents to “Borrower”, “Grantor”, “Debtor”, “Loan Party”, “Obligor” or similar terms will include New Borrower and New Borrower is hereby made a party to each of the Loan Documents as if New Borrower initially executed each of the Loan Documents. The references in the Loan Documents to the Subsidiaries of Borrower shall hereafter include New Borrower, Bear Denmark and Bear China.

2.2

New Borrower agrees that it is a “Borrower” and bound by the terms of the Loan Documents, jointly and severally, with each of the other Borrowers. New Borrower, with the consent of Lender, hereby specifically assumes the duties and obligations of a Borrower under the Fourth Amended Loan Agreement, Notes and other Loan Documents, and the duties and obligations of a Debtor under Security Agreement in favor of Lender as secured party dated August 11, 2008 (as amended, restated, or supplemented, the “Security Agreement”).

2.3

New Borrower hereby grants to Lender a security interest in its Collateral, as such term is defined in the Security Agreement, to secure the Obligations as such term is defined in the Security Agreement. New Borrower acknowledges that Lender is authorized to file such UCC Financing Statements with respect to the Collateral as it shall determine are necessary or advisable.

2.4

New Borrower represents and warrants to Lender that the representations and warranties set forth in the Fourth Amended Loan Agreement applicable to it are true and correct in all material respects as of the date hereof.

2.5	The address for notices to New Borrower under the Fourth Amended Loan Agreement shall be the address of the Borrowers set forth in Section 15.6 of the Fourth Amended Loan Agreement.

2.6

Borrower hereby supplements Section 1.1, Section 1.3, Section 2.1, Section 2.2 and Section 2.3 of the Disclosure Schedule by the additional matters set forth on Schedule 2.6 hereto; all other Sections of the Disclosure Schedule remain unchanged as of the Effective Date of the Fourth Amended Loan Agreement.

3.

Consent. Lender hereby consents to (i) the formation of New Borrower as a Subsidiary of BABWI, (ii) the formation of Bear Denmark as a Subsidiary of Borrower, (iii) the formation of Bear China as a Subsidiary of Borrower, and (iv) the transfer of a portion of Borrower’s intellectual property to Amsbra Limited, a UK Subsidiary of Borrower in exchange for an amount equivalent to seven-million five-hundred thousand U.S. dollars ($7,500,000). This consent shall not affect any other Default or Event of Default of the same or different nature arising at any time. This consent will not constitute a modification or an alteration of the terms, conditions or covenants of the Loan Documents. This consent will not relieve or release any Borrower in any way from its respective duties, obligations, covenants or agreements under the Loan Documents or from the consequences of any Default or Event of Default thereunder, except as expressly described above. This consent will not obligate Lender, or be construed to require Lender, to consent to any other departure from the requirements of the Loan Documents. No course of dealing is established hereby.

4.	Amendments.

4.1	Section 3.2 of the Fourth Amended Revolving Note is hereby deleted and replaced with the following:

3.2

The entire outstanding principal balance, all accrued and unpaid interest thereon, and all other amounts due under the Loan Documents will be due and payable in full on December 31, 2017 (the “Maturity Date”).

4.2	Section 6.9 of the Fourth Amended Loan Agreement is hereby deleted and replaced with the following:

6.9

 Investments. Except as disclosed on the Disclosure Schedule, and subject to Section 5.12, purchase or hold beneficially any stock, other securities or evidences of indebtedness of, or make any Investment or acquire any interest whatsoever in, any other Person, other than (i) Cash Equivalents and (ii) Investments in an amount not to exceed $5,000,000 outstanding at any time for Borrower on a consolidated basis, provided that such Investments shall not violate any of the other terms of this Agreement or the Loan Documents and no Event of Default or Default exists at the time of the making of any such Investments or will exist as a result of such Investments.

5.	General.

5.1

The closing of this Amendment shall be subject to delivery by Borrower to Lender of: (i) certificates of insurance with respect to New Borrower in form acceptable to Lender, (ii) a current secretary’s certificate for each Borrower, together with a good standing certificate and certified copies of the organizational documents for New Borrower, and (iii) such other documentation as Lender shall reasonably request with respect to New Borrower and Bear China.

5.2

Except as expressly modified herein, the Loan Documents, as amended, are and remain in full force and effect. The Loan Documents are hereby ratified and confirmed as the continuing obligation of Borrower. Nothing contained herein will be construed as waiving any Default or Event of Default under the Loan Documents or will affect or impair any right, power or remedy of Lender under or with respect to the Loan Documents, as amended, or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Obligations.

5.3

Borrower represents and warrants to Lender that: (a) this Amendment and the documents to be executed by Borrower in connection with this Amendment have been duly authorized, executed and delivered by Borrower; (b) each has full power and authority to enter into this Amendment; (c) this Amendment and the documents executed by Borrower in connection with this Amendment constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws in effect from time to time affecting the rights of creditors generally and except as such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in law or in equity); and (d) no Default or Event of Default exists. The representations and warranties of Borrower contained in the Loan Documents are deemed to have been made again on and as of the date of execution of this Amendment, except to the extent that such representations and warranties were expressly limited to an earlier date.

5.4	All representations and warranties made by Borrower herein will survive the execution and delivery of this Amendment.

5.5	This Amendment will be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

5.6

Borrower will pay attorneys’ fees and expenses of Lender incurred in connection with this Amendment and related documentation. Such fees, expenses may be charged to Borrower by Lender as a Revolving Credit Loan or to any account of Borrower with Lender.

5.7	This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

5.8	A copy of this Amendment may be attached to the Fourth Amended Revolving Note as an allonge. This Amendment is a “Loan Document” as defined in the Fourth Amended Loan Agreement.

5.9

This Amendment and the documents and instruments to be executed hereunder constitute the entire agreement among the parties with respect to the subject matter hereof and shall not be amended, modified or terminated except by a writing signed by the party to be charged therewith.

5.10	Borrower agrees to execute such other instruments and documents and provide Lender with such further assurances as Lender may reasonably request to more fully carry out the intent of this Amendment.

5.11

This Amendment may be executed in a number of identical counterparts. If so, each such counterpart shall collectively constitute one agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

5.12	No provision of this Amendment is intended or shall be construed to be for the benefit of any third party.

5.13

BORROWER AND LENDER HEREBY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION RELATING TO THIS INSTRUMENT AND TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWER AND LENDER EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

SIGNATURE PAGE FOLLOWS

SIGNATURE PAGE TO JOINDER AND

 SIXTEENTH AMENDMENT TO LOAN DOCUMENTS

U.S. BANK NATIONAL ASSOCIATION
Lender

By: /s/ Ryan Reckman
Print Name: Ryan Reckman
Title: Vice President

BUILD-A-BEAR WORKSHOP, INC.,
BUILD-A-BEAR WORKSHOP FRANCHISE HOLDINGS, INC.,
BUILD-A-BEAR RETAIL MANAGEMENT, INC.
Borrowers

By: /s/ Vojin Todorovic
Print Name:Vojin Todorovic
Title:CFO

BUILD-A-BEAR ENTERTAINMENT, LLC,
By: Build-A-Bear Retail Management, Inc.,
Sole Member
Borrower

By: /s/ Vojin Todorovic
Print Name:Vojin Todorovic
Title:CFO

BUILD-A-BEAR CARD SERVICES, LLC,
By: Build-A-Bear Workshop, Inc.,
Sole Member
Borrower

By: /s/ Vojin Todorovic
Print Name:Vojin Todorovic
Title:CFO